Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

The undersigned officer of FieldPoint Petroleum Corporation (the "Company") hereby certifies that:

     i.     the accompanying Annual Report on Form 10-KSB of the Company for the fiscal quarter ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; and

     ii.     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 14, 2004

/s/ Ray Reaves
Ray Reaves
Chief Executive Officer and
Chief Financial Officer